UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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SIGMATRON INTERNATIONAL, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

August 15, 2013

Notice of Annual Stockholders Meeting:

You are hereby notified that the 2013 Annual Meeting of Stockholders of SigmaTron International, Inc. (the “Company”) will be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, at 10:00 a.m. local time, on Friday, September 20, 2013, for the following purposes:

1.	To elect two Class II Directors to hold office until the 2016 Annual Meeting.

2.	To consider a proposal to ratify the selection of BDO USA, LLP as registered public accountants of the Company for the fiscal year ending April 30, 2014.

3.	To consider a proposal to approve the 2013 Employee Stock Purchase Plan.

4.	To consider a proposal to approve the 2013 Non-Employee Director Restricted Stock Plan.

5.	To provide approval on an advisory basis of compensation of the Company’s Named Executive Officers.

6.	To provide, on an advisory basis, a recommendation regarding the frequency of future advisory votes on executive compensation.

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 22, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and/or adjournments thereof.

You are urged to attend the Annual Meeting in person. Whether or not you expect to be present in person at the Annual Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors

LINDA K. FRAUENDORFER

Secretary

SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

2013 ANNUAL MEETING OF STOCKHOLDERS

September 20, 2013

PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2013 Annual Meeting of Stockholders (sometimes referred to herein as the “Meeting”) to be held at SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois, 60007, at 10:00 a.m. local time, on Friday, September 20, 2013, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy included herewith and the Company’s Annual Report to Stockholders for the fiscal year ended April 30, 2013 are being mailed to stockholders on or about August 15, 2013.

Stockholders of record at the close of business on July 22, 2013 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 3,961,232 shares of common stock, par value $.01 per share. The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

If you are a stockholder of record (that is, if you hold your shares in certificate form or if your shares are registered in your name on the books of the Company’s transfer agent, American Stock Transfer and Trust Company, as of the close of business on July 22, 2013), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in “street name” (not registered in your name): (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares; or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.) For directions to the meeting, please contact the Company at 847-956-8000.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes on the proposal to ratify the selection of the auditor, proposal to approve the 2013 Employee Stock Purchase Plan, proposal to approve the 2013 Non-Employee Director Restricted Stock Plan, the advisory vote on the compensation of the Company’s Named Executive Officers, and the advisory vote regarding the recommendation to select a three year frequency of advisory votes on executive compensation. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“Broker Non-Votes”), those shares will not be considered as present and entitled to vote with respect to that matter.

Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is indicated, such proxies will be voted FOR the election of each nominee named under the caption “Election of two Class II Directors” as set forth therein as a Director of the Company, FOR the ratification of the selection of BDO USA, LLP as the Company’s registered public accountants, FOR approval of Employee Stock Purchase Plan, FOR approval of the 2013 Non-Employee Director Restricted Stock Plan, FOR the advisory vote on the approval of the compensation of the Company’s Named Executive Officers and, FOR a three-year frequency of advisory votes on executive compensation. If a quorum is present at the Meeting, Directors will be elected by a plurality of the votes cast. The ratification of the selection of auditors require an affirmative vote by holders of a majority of the shares present at the meeting in person or by proxy and entitled to vote. The approvals of the

2013 Employee Stock Purchase Plan and the 2013 Non-Employee Director Restricted Stock Plan each requires the affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. The resolution related to the vote on the compensation of the Company’s Named Executive Officers is advisory and non-binding, and requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy entitled to vote on the matter. The non-binding, advisory recommendation of the shareholders for the frequency of holding future advisory votes on executive compensation will be that choice which receives a plurality of the votes cast. All other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the subject matter. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by Directors, Officers and Employees of the Company by telephone or telecopy. The Company will reimburse brokers and others holding common stock as nominees for their expenses in sending proxy material to the beneficial owners of such common stock and obtaining their proxies.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on September 20, 2013.

The proxy statement is available at [http://www.sigmatronintl.com]

As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

The information contained in this Proxy Statement relating to the occupations and security holdings of Directors and Officers of the Company and their transactions with the Company is based upon information received from each individual as of July 22, 2013.

HOLDINGS OF STOCKHOLDERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of common stock as of July 22, 2013 by (i) each Director of the Company and each nominee, (ii) each Executive Officer of the Company, (iii) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”)) who is known by the Company to own beneficially more than 5% of the outstanding common stock, and (iv) all Directors and Executive Officers as a group. The address of Directors and Executive Officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

Beneficial Ownership

Name	Number of Shares(1)	Percent
Beneficial Owners of at least 5% of the outstanding Capital Stock
Royce & Associates, LLC(2)	461,332	11.7%
1414 Avenue of the Americas
New York, NY 10019
Fidelity Management & Research Company(3)	381,880	9.7%
82 Devonshire St.
Boston, MA 02109
Cyrus Tang Foundation(4)	226,885	5.7%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148
Tang Foundation for the Research of Traditional Chinese Medicine(4)	93,875	2.3%
8960 Spanish Ridge Ave.
Las Vegas, NV 89148
Directors, Nominees and Executive Officers
Gary R. Fairhead(5)	123,203	3.1%
John P. Sheehan(5)	61,566	1.5%
Daniel P. Camp(5)	45,000	1.1%
Gregory A. Fairhead(5)	49,157	1.2%
Linda K. Frauendorfer(5)	37,900	*
Rajesh B. Upadhyaya(5)	32,500	*
Bruce J. Mantia	4,500	*
Thomas W. Rieck(6)(7)	11,200	*
Dilip S. Vyas(6)	10,000	*
All Directors and Executive Officers as a group(8)	375,026	8.9%

*	Less than 1 percent.

(1)	Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of July 22, 2013, 3,961,232 shares were outstanding, not including certain options held by various Directors and Officers as noted in subsequent footnotes. This table is based on information supplied by the Company’s Officers, Directors and principal stockholders and by Schedules 13D, 13G and Section 16 filings made with the Securities and Exchange Commission.

(2)	Number of shares owned by Royce & Associates, LLC, at December 31, 2012, as reported on Schedule 13G/A filed with the SEC on January 18, 2013. Based upon that Schedule 13G/A, Royce & Associates, LLC, holds the sole voting power and sole investment power with respect to all of the shares indicated.

(3)	Number of shares owned by Fidelity Management & Research Company at December 31, 2008, as reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2009. Based upon that Schedule 13G/A, FMR LLC, the sole owner of Fidelity Management & Research Company (“Fidelity”), and Edward C. Johnson 3d, the Chairperson of FMR LLC, through their control of Fidelity, each has sole investment power with respect to all of the shares indicated. The Board of Trustees of Fidelity Low Priced Stock Fund, a registered investment company advised by Fidelity, holds sole voting power with respect to all of the shares indicated, which power is carried out by Fidelity pursuant to the Board’s guidelines.

(4)	The Cyrus Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine are not-for-profit foundations. The entities, whose combined ownership represents approximately 8% of the outstanding common stock, are controlled by Cyrus Tang. Based upon a Schedule 13D/A filed with the Securities and Exchange Commission on October 11, 2012, each respective entity holds sole voting power and sole investment power with respect to all of the shares such entity is indicated as owning.

(5)	The number of shares includes 45,000, 35,000, 35,000, 37,500, 37,500 and 32,500 shares issuable upon the exercise of currently exercisable stock options (or those exercisable within 60 days) granted to Gary R. Fairhead, John P. Sheehan, Daniel P. Camp, Gregory A. Fairhead, Linda K. Frauendorfer and Rajesh B. Upadhyaya, respectively.

(6)	Includes 20,000 shares issuable upon the exercise of Director stock options granted in September 2004 and September 2005.

(7)	In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is a member of a family investment company which owns 10,000 shares of the Company’s common stock as of July 22, 2013. Mr. Rieck abstains from all, or has no voting and investment decisions with respect to, such shares.

(8)	Includes 242,500 shares issuable upon exercise of stock options.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to report to stockholders those Directors, Officers and beneficial owners of more than 10% of any class of the Company’s equity securities registered pursuant to Section 12 of the Exchange Act, who fail to file timely reports of beneficial ownership and changes in beneficial ownership, as required by Section 16(a) of the Exchange Act. Based solely upon a review of copies of such reports furnished to the Company, the Company believes that all persons subject to the reporting requirements of Section 16(a) of the Exchange Act timely filed all necessary reports during the fiscal year ended April 30, 2013.

1.    ELECTION OF DIRECTORS

The Company’s Board of Directors consists of seven (7) directors being: (1) Gary R. Fairhead; (2) Linda K. Frauendorfer; (3) Barry R. Horek; (4) Bruce J. Mantia; (5) Paul J. Plante; (6) Thomas W. Rieck; and (7) Dilip S. Vyas. Pursuant to the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes of Directors, each serving overlapping three-year terms. The term of Class I Directors (Ms. Frauendorfer and Messrs. Rieck and Mantia) expires in 2015; the term of Class II Directors (Messrs. Horek and Plante) expires in 2013; and the term of Class III Directors (Messrs. Fairhead and Vyas) expires in 2014. All Directors of each class will hold their positions until the annual meeting of stockholders in the year indicated above, at which time the term of the Directors in such class expires, or until their respective successors are elected and qualified, subject in all cases to any such Director’s earlier death, resignation or removal.

The Board of Directors has determined that each of the Directors of the Company, with the exception of Messr. Fairhead and Ms. Frauendorfer, are independent under the Nasdaq Stock Market, Inc. (“Nasdaq”), listing standards and the rules of the Securities and Exchange Commission.

Nominees for Election as Class II Director at the Meeting

If a quorum is present at the Meeting, two Class II Directors will be elected by a plurality of the stockholder votes cast at the Meeting, each to serve until the 2016 Annual Meeting of Stockholders or until his successor shall be elected and qualified, subject to his earlier death, resignation or removal. Abstentions and Broker Non-Votes will have no effect on the vote. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of each nominee named below. The stockholders do not have cumulative voting rights with respect to the election of Directors. The following persons have been nominated as a Class II Director:

Name	Age
Paul J. Plante Class II	55	Paul J. Plante has served as a Director of the Company since August, 2011. Mr. Plante has been a member of the Audit and Compensation Committees since August, 2011. From December, 2008 to the present, Mr. Plante has been the President and owner of Florida Fresh Vending, LLC., a privately held company, with vending machines throughout Central Florida. Mr. Plante began serving in October, 2011 as a member of the Board of Directors of Richardson Electronics Ltd., a publicly traded company. Richardson Electronics provides engineered solutions, power grid and microwave tubes and related consumables and customized display solutions. Mr. Plante served from February, 2007 to May, 2008 as Vice President – Medical Industry Solutions of Kimball Electronics Group, an electronic manufacturing services company that serves, among others, the medical industry. From September, 1986 through February, 2007, Mr. Plante served in various capacities for Reptron Electronics, Inc., a publicly traded electronic manufacturing services company located in Tampa, Florida, until its acquisition by Kimball Electronics Group. From September, 1986 to March, 1994, Mr. Plante served as Reptron’s Chief Financial Officer. From March, 1994 through February, 2004, Mr. Plante served as Reptron’s President and Chief Operating Officer and from February, 2004 through February, 2007 served as President and Chief Executive Officer. He holds a Bachelor’s Degree in Accounting from Michigan State University and a Master’s of Business Administration from the University of South Florida. The Board of Directors believes Mr. Plante’s extensive history of management and business experience, particularly in the customized electronics and manufacturing industry, coupled with his financial background, make him well-qualified to serve as a Director.

Name	Age
Barry R. Horek Class II	61	Barry Horek has served as a Director of the Company since August, 2011. Mr. Horek has been a member of the Audit and Nominating Committees since August, 2011. For over 30 years Mr. Horek was with the accounting firm of Ernst & Young LLP where he served as a tax partner from 1987 until his retirement in 2007. During that time he served a variety of multinational privately owned and public company clients specializing in manufacturing and consumer products. During his tenure at Ernst & Young LLP, Mr. Horek also served as an area tax business unit leader for the firm’s Entrepreneurial Services Practice and as an Area Director for Tax Policy Implementation where he was responsible for monitoring quality and regulatory compliance. During the 2008-2009 academic year, Mr. Horek taught intermediate accounting at North Central College in Naperville, Illinois and has continued to consult with numerous companies on corporate tax matters. He has served on the Board of Directors of Loaves and Fishes since 2008, a not for profit food pantry, of which he has served as Chairman from July 1, 2012 to present and previously served as Treasurer from July 1, 2009 to June 30, 2010 and Vice Chair from July 1, 2010 to June 30, 2012. Mr. Horek is a CPA and holds a Bachelor’s Degree in Business Administration from Carthage College and a Master’s of Science in Taxation from DePaul University. The Board of Directors believes Mr. Horek’s extensive business and financial background, experience in the manufacturing and consumer products business segment make him well-qualified to serve as a Director.

The Board of Directors recommends that you vote in favor of the nominees named above.

The Board of Directors knows of no reason why the foregoing nominees will be unavailable or will decline to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. The enclosed proxy cannot be voted for a greater number of persons than two, the number of nominees named in this proxy statement.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorship
Linda K. Frauendorfer Class I	52	Linda K. Frauendorfer has served as a Director of the Company since August, 2011. Ms. Frauendorfer has served as Chief Financial Officer of the Company since February, 1994 and previously as the Corporate Controller from June 1991 through January, 1994. Ms. Frauendorfer’s public company experience includes all aspects of the U.S. and foreign accounting and finance functions, corporate governance and regulatory compliance, foreign operations, SEC compliance, investment and commercial banking, mergers and acquisitions, shareholder relations and human resources. Ms. Frauendorfer holds a Bachelor of Science, Business Administration from The Ohio State University and received her Master Board Certification and Director Professionalism Education Certification from the National Association of Corporate Directors, Chicago. Ms. Frauendorfer participates in the National Association of Corporate Directors continuing education programs and is a member of that organization. Ms. Frauendorfer has broadened her experience by serving on the Board Access Committee of the Chicago Financial Exchange and is an active member of Women Corporate Directors. The Board of Directors believes Ms. Frauendorfer’s extensive business and financial background, her long tenure as the Company’s Chief Financial Officer, and her extensive experience in corporate governance, regulatory compliance, SEC compliance, and shareholder relationships make her well-qualified to serve as a Director.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorship
Thomas W. Rieck Class I	68	Thomas W. Rieck has served as a Director of the Company since its formation in November, 1993. At that time, he was a Director and Secretary of Circuit Systems, Inc., a circuit board maker located in Elk Grove Village, Illinois. He is a shareholder of the Company. He has served on the Nominating Committee and is presently Chairman of the Audit Committee and the Company’s Audit Committee financial expert. Prior to the time of the Company’s initial public offering and since such offering to this date, he has been President of Rieck and Crotty P.C., a Chicago law firm, and has concentrated his practice in the representation of private and public corporations in all aspects of corporate law, including, but not limited to, securities, tax, and transactional matters. He has served on the Board of Directors of numerous public and private companies. He holds a Bachelor’s degree in accounting from the University of Notre Dame, a Certified Public Accounting degree from the University of Illinois, and a law degree from Northwestern University. The Board of Directors believes Mr. Rieck’s extensive legal, business and financial background, including his status as an audit committee financial expert, make him well-qualified to serve as a Director.

Bruce J. Mantia Class I	66	Bruce J. Mantia has served as a Director of the Company since August, 2011. Mr. Mantia has been the Chairman of the Compensation Committee since August, 2011. Mr. Mantia joined the accounting firm, Ernst & Young LLP, in 1973 and served Ernst & Young in various capacities until his retirement in June, 2005. From July, 2005 through October, 2007, Mr. Mantia served as a consultant to Ernst & Young LLP. Mr. Mantia provided audit services to mainly publicly held companies. From 1984 through 1988, Mr. Mantia was the lead partner on the Company’s audit team. Subsequent to 1988, Mr. Mantia served in various roles in Ernst & Young’s national office, including as a member of the Operating Committee, as National Director of Total Quality Management, and National Director and Vice-Chair of Human Resources. He served as Office Managing Partner of the Stamford, Connecticut office from February, 1997 to June, 2005. Mr. Mantia was a member of the Chicago 2016 Olympic Committee management team from November, 2006 to July, 2007, serving as its acting Chief Financial Officer during that period. Mr. Mantia is a CPA and holds a Bachelor of Science in Accounting from the University of Illinois at Chicago. The Board of Directors believes Mr. Mantia’s extensive business and financial background, local and national management experience, and his experience with the auditing of public companies, make him well-qualified to serve as a Director.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorship
Gary R. Fairhead Class III	61	Gary R. Fairhead has served as the President and Chief Executive Officer and a Director of the Company since its formation in November, 1993 and as Chairman of the Board of Directors of the Company since August, 2011. Mr. Fairhead joined Wall-Able Manufacturing Company, a predecessor of the Company, as its Controller in 1981. Mr. Fairhead led a group of investors in purchasing the business of the predecessor in February, 1990. Mr. Fairhead led the business as President and Chief Executive Officer first of SigmaTron, Inc. and then of SigmaTron L.P., the immediate predecessor of the Company, between February, 1990, and November, 1993. Mr. Fairhead also currently serves as a Trustee of Central States Joint Board Health and Welfare Trust Fund and Block Shield Corporation PLC, an English company specializing in bar code technology, from December, 2004 to the present. In addition, Mr. Fairhead currently serves as a member of the Board of Advisors for Identco since September, 2011 and as a member of the Board of Directors for Lattof YMCA since November, 2011. Mr. Fairhead served as a member of the Board of Directors of TechAmerica Midwest, a trade association and advocacy organization in the technology industry from January, 2008 to July, 2012. Mr. Fairhead holds a Bachelor’s of Science degree from Purdue University and Master’s degree in Industrial Administration from the Krannert School of Business, Purdue University. The Board of Directors believes Mr. Fairhead’s extensive business, management and financial background, in addition to his lengthy tenure as Chief Executive Officer and a Director of the Company, make him well qualified to serve as a Director.

Name	Age	Directors Whose Terms Extend Beyond The Meeting Principal Occupation(s) During Past Five Years and Other Public Directorship
Dilip S. Vyas Class III	65	Dilip S. Vyas has served as a Director of the Company since the formation of the Company in November, 1993. He has served on our Audit Committee and is currently the Company’s Lead Director, and has served as Chairman of the Nominating Committee and member of the Compensation Committee since August, 2011. Mr. Vyas was a Director of and the Vice President, Business Development and Chief Financial Officer of Circuit Systems, Inc., a printed circuit board manufacturer, from 1981 to 2001. Mr. Vyas managed virtually all aspects of accounting and finance and many of the operations of this publicly traded company, including bank relations, purchasing, production plans, and scheduling and design and maintenance of information systems, human resource management, and shareholder relations. Mr. Vyas also served as a member of the Board of Directors of Circuit Systems India, a printed circuit board manufacturer, listed on the India stock exchange, from November, 2007 to January, 2012. Mr. Vyas holds a Bachelor of Engineering degree from the University of Gujarat in India and a Master of Business Administration degree from the University of Illinois, Chicago. The Board of Directors believes Mr. Vyas’s long tenure as a SigmaTron Director and his business, management and financial background, make him well qualified to serve as a Director.

2.    PROPOSAL TO RATIFY SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment of the firm of BDO USA, LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions. BDO USA, LLP was recommended by the Audit Committee and the Board of Directors as the independent registered public accountants for the fiscal year 2014.

In connection with the audits for the years ended April 30, 2013 and 2012, the Company has had no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO USA, LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2013 and 2012.

The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not considered entitled to vote. Thus, Broker Non-Votes will have no effect. Abstentions will have the same effect as negative votes.

The Board of Directors recommends that you vote in favor of ratification of the selection of BDO USA, LLP as the Company’s registered public accountants for the fiscal year ending April 30, 2014.

AUDIT FEES AND AUDIT RELATED FEES

FISCAL YEARS 2013 AND 2012 AUDIT FIRM FEE SUMMARY

During fiscal years 2013 and 2012, the Company retained BDO USA, LLP as its auditor to provide services as defined below. The following amounts were charged by BDO USA, LLP for services provided in fiscal years 2013 and 2012.

	2013	2012
Audit Fees(a)	$173,000	$197,800
Audit-Related Fees(b)	247,225	—
Tax and All Other Fees(b)	—	—

(a)	Fees for audit services billed in 2013 and 2012 consisted of:

•	Audit of the Company’s annual financial statements and reviews of quarterly financial statements.

(b)	Fees for audit services for Spitfire Controls, Inc. annual financial statements for calendar years 2010 and 2011.

As described in the Audit Committee Charter, it is the Audit Committee’s policy and procedure to review and consider and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the registered public accountants. The Audit Committee pre-approved 100% of the services associated with the fees described above.

CORPORATE GOVERNANCE

Our Board of Directors determined that each of Messrs. Horek, Mantia, Plante, Rieck and Vyas are independent under the rules of Nasdaq. As a result, our Board of Directors currently has a majority of independent Directors under the rules of Nasdaq. Our Board of Directors has determined that our independent Directors shall have regularly scheduled meetings at which only the independent Directors are present. Generally, the independent Directors meet separately at each regularly scheduled Board meeting.

Director Committees; Board Meetings

In accordance with the requirements of the Exchange Act and rules promulgated thereunder, the Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. The

Audit Committee Charter, Compensation Committee Charter and the Nominating Committee Charter are available on the Company’s website at www.sigmatronintl.com. The Company believes that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the current listing standards of the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission’s rules and regulations promulgated under the Sarbanes-Oxley Act of 2002 as set forth below.

The functions of the Audit Committee are to: (1) select and evaluate the performance of the independent accountants. (2) review the audits of the financial statements of the Company and the scope of the audit; (3) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted within the Company; (4) review with the independent accountants their final report; (5) review with the internal and independent accountants overall accounting and financial controls; and (6) be available to the independent accountants and management for consultation purposes. The Audit Committee is currently comprised of three members: Messrs. Rieck (Chairman), Horek and Plante. The Board of Directors has determined that each of the members of the Audit Committee is independent under the rules of the Securities and Exchange Commission and Nasdaq. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 407 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, which was revised and restated as of July 11, 2013, and is available on the Company’s website at www.sigmatronintl.com. The report of the Audit Committee to the Stockholders is included in this Proxy Statement under the heading “Report of the Audit Committee.”

The functions of the Compensation Committee are to review and recommend to the Board of Directors annual salaries and bonuses for all Executive Officers of the Company, to review and recommend to the Board of Directors compensation for the Directors, to review and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and to administer the Company’s stock option plans. While the Chief Executive Officer of the Company may make recommendations regarding such salaries, compensation and terms and conditions of employment, the Compensation Committee reviews any such recommendations independently and is responsible for making final recommendations to the full Board of Directors. Messrs. Mantia (Chairman), Plante, and Vyas are members of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under the listing standards of the Nasdaq Stock Market, Inc. The Committee has authority to select and hire outside consultants and shall have full access to the Human Resources Department or other Company employees to assist in the evaluation of executive officer compensation and may approve the fees and other retention terms of any consultants hired by the Committee. The Committee may also obtain advice and assistance from legal, accounting or other advisors selected by the Committee. The Board of Directors has adopted a written charter for the Compensation Committee, which was revised and restated as of July 11, 2013, and is available on the Company’s website at www.sigmatronintl.com.

The functions of the Nominating Committee are to: (1) review and recommend to the Board of Directors the size and composition of the Board of Directors and a slate of nominees for each election of members to the Board of Directors; (2) review and recommend changes to the number, classification and term of Directors; (3) identify and recommend to the Board of Directors candidates to fill appointments to Board committees; (4) develop, assess and make recommendations to the Board of Directors concerning appropriate corporate governance policies; (5) identify and recommend to the Board of Directors candidates to fill a vacancy in the offices of President and Chief Executive Officer; and (6) review nominations by stockholders with regard to the nomination process and to establish the procedures by which stockholder candidates will be considered. The members of the Nominating Committee are Messrs. Vyas (Chairman), Horek and Rieck. The Board of Directors has determined that each of the members of the Nominating Committee is independent under the Nasdaq Stock Market, Inc. listing standards.

The Nominating Committee begins the process of identifying Director candidates by evaluating the current composition of the Board, the Company’s operating requirements, and the long-term interests of the Company’s stockholders. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent Directors whose terms of office are set to expire, the Nominating Committee reviews such Directors’ overall service during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such Directors’ independence. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating Director candidates.

In evaluating and determing whether to recommend a person as a candidate for election as a Director, the Nominating Committee’s criteria reflects the requirements of the Nasdaq rules with respect to independence as well as the following factors: the needs of the Company with respect to the particular talents and experience of its Directors; personal and professional integrity of the candidate; the level of education and/or business experience of the candidate; broad-based business acumen of the candidate; the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; the candidate’s abilities for strategic thinking and willingness to share ideas; and the Board of Directors’ need for diversity of experiences, expertise and background. The Nominating Committee will use these criteria to evaluate all potential nominees.

The Company does not have a diversity policy with respect to its Directors. However, in considering whether to recommend any Director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate’s diversity of experiences, expertise, ethnicity, gender and background. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders. The Nominating Committee has not adopted a formal process for that purpose because it believes that the Nominating Committee’s process for considering stockholder nominees has been and remains adequate. Historically, stockholders have not proposed any nominees. The Nominating Committee intends to review periodically whether a formal process should be adopted, including whether all stockholder nominations must comply with the notice provisions of the Company’s by-laws, which generally require that such notice be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to a regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

The Board of Directors held 11 meetings either in person or by telephone conference during the fiscal year ended April 30, 2013. The Compensation Committee held 6 meetings in person or by telephone conference and the Audit Committee held 8 meetings in person or by telephone conference during the fiscal year 2013. The Nominating Committee held 1 meeting during the fiscal year 2013. All Directors attended at least 75% of the meetings of the Board and each of the committees of which they were members. In fact, all Directors attended at 100% of the meetings of the Board and each of the committees of which they were members. The Company has a policy of encouraging all Directors to attend the Annual Meeting of Stockholders. All Directors attended the Company’s 2012 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

The Company believes that the service of Gary R. Fairhead as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Fairhead possesses detailed and in-depth knowledge of the opportunities and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Board believes his role as Chairman of the Board and Chief Executive Officer promotes consistent leadership, engenders accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees, and customers. The Company believes the Board’s administration of its risk oversight function to date has had a positive effect on the Board’s leadership structure.

Consistent with the Company’s corporate governance guidelines and because Mr. Fairhead is the Chairman of the Board as well as Chief Executive Officer, the Board has designated one of its members to serve as a Lead Independent Director (“Lead Independent Director”). Dilip S. Vyas was appointed Lead Independent Director by all the Directors in September, 2011, and he continues to serve as Lead Independent Director. Mr. Vyas’ responsibilities include the following roles:

1.	to preside over executive sessions of the Independent Directors;

2.	to chair meetings of the Board of Directors in the absence of the Chairman of the Board;

3.	to act as a liaison between the independent Directors and the Chairman of the Board;

4.	to coordinate with the Chairman of the Board regarding meeting agendas and schedules;

5.	to coordinate with the Chairman of the Board regarding information flow to the Board;

6.	to be available for consultation and communication with stockholders, as appropriate; and

7.	to call meetings of the independent Directors as appropriate.

The Company believes that it has strong corporate governance processes intended to ensure that its independent Directors will continue to effectively monitor management and provide leadership on key issues such as strategy, risk and integrity. The Board has primary responsibility for the oversight of risks to the Company and has assigned to its committees the oversight of risks applicable to their particular area. Each committee of the Board is comprised solely of independent Directors. Consequently, independent Directors oversee such critical matters as the integrity of financial statements; the compensation of Executive Officers, including the Chief Executive Officer; financial commitments for capital projects; the selection and evaluation of Directors and Executive Officers; and the development and implementation of corporate governance programs. Each Board committee and the independent Directors as a group routinely have independent sessions without management present.

Management, the Company’s Corporate Counsel, and the Board of Directors discuss risks, both during and outside of Board meetings. These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee or the full Board for oversight. Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; Chief Executive Officer succession planning is overseen by the Nominating Committee and reviewed by the independent Directors; compliance risks are typically referred to the full Board; and matters arising under the Company’s Code of Conduct or Code of Ethics for Senior Financial Management are handled by Corporate Counsel. Management regularly reports on each risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or Committee. Coordination of management’s review of these risks is performed by the Company’s Corporate Counsel.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board of Directors or any of the individual Directors by contacting: Henry J. Underwood, Corporate Counsel, Howard & Howard Attorneys PLLC, by regular mail at 200 South Michigan Avenue, Chicago, IL 60604. Inquiries will be reviewed, sorted and summarized by the Corporate Counsel before they will be forwarded to the Board of Directors or to an individual Director.

Compensation of Directors

The Company pays non-employee Directors $4,500 per month. The Chairman of the Audit and Compensation Committees are paid an additional $500 and $250 per month, respectively. The Lead Independent Director receives an additional $250 per month.

In addition, under the 2000 Directors’ Stock Option Plan, each Director who was, at the time of grant, neither a full-time employee of, nor a consultant to, the Company received a grant of options to acquire 7,500 shares of common stock at each of the September 2000, December 2001 and September 2002 Annual Stockholders’ Meetings. Such options were exercisable for ten years from the respective date of grant at a price based on the price of the common stock on the respective grant dates. As such, all such options have expired in accordance with their grant terms. Further, under the 2004 Directors’ Stock Option Plan, each Director who, at the time of grant, was neither a full-time employee of, nor a consultant to, the Company received a grant of options to acquire 5,000 shares of common stock at each of the September 2004 and September 2005 Annual Stockholders’ Meetings.

3.    PROPOSAL TO APPROVE THE 2013 EMPLOYEE STOCK PURCHASE PLAN

On July 11, 2013, our Board of Directors unanimously approved, subject to approval of our stockholders at the Annual Meeting, the 2013 Employee Stock Purchase Plan (the “ESPP”). The ESPP provides eligible employees with the opportunity to purchase up to 500,000 shares subject to subsequent increases of common stock of the Company (“Common Stock”) at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Code.

The Board of Directors believes it is in the best interest of the Company and its stockholders that the ESPP be approved and recommends approval of the ESPP. The ESPP allows all full-time and certain part-time employees to purchase shares of common stock at a discount to fair market value. Eligible employees may purchase shares on the last Trading Day of each of the Company’s fiscal quarters (which end April, July, October, and January) (“Exercise Date”) by using funds deducted from their paychecks during the preceding three months. The ESPP is expected to be an important component of the benefits package that the Company offers to its employees and we believe that it will aid the Company in retaining existing employees, recruiting and retaining new employees, and aligning and increasing the interest of all employees in the success of the Company.

The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A to this proxy statement. To the extent that there is a conflict between this summary and the actual terms of the ESPP, the terms of the ESPP will govern. Moreover, unless defined herein, or the context otherwise clearly requires, capitalized terms used herein shall have the meaning as defined in the ESPP.

Summary of the ESPP

Administration.    The ESPP will be administered by the Board of Directors. All decisions and determinations of the Board of Directors will be final and binding to the fullest extent permitted by law.

Eligibility.    All full-time and certain part-time employees of the Company (and any subsidiary of the Company) that the Board of Directors determines is eligible to participate, will be eligible to participate in the ESPP. For part-time employees to be eligible, they must have customary employment of more than five months in any calendar year and must work more than 20 hours per week. Employees who, after exercising their rights to purchase shares under the ESPP, would own shares representing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or any subsidiary of the Company, are ineligible to participate. Further, employees may not purchase stock under the ESPP in excess of (i) Twenty-Five Thousand Dollars ($25,000) worth of stock determined at the fair market value of the shares, or (ii) Twenty-Five Thousand (25,000) shares of stock, which is lower, in any calendar year.

Approximately 475 employees will be eligible to participate in the ESPP. Participation in the ESPP is at the election of each eligible employee and the number of shares received by a participant under the ESPP depend on the fair market value of the Company’s common stock on future dates; therefore, the benefits or amounts that will be received by any participant if the ESPP is approved by our stockholders, are not currently determinable.

Shares Available for Issuance.    Assuming the ESPP is approved by our stockholders at the Annual Meeting, there will be 500,000 shares of our common stock available for issuance under the ESPP, plus an annual increase on the first day of each of the Company’s fiscal years beginning with the fiscal year commencing May 1, 2014, equal to the lesser of (i) 25,000 shares, (ii) two percent of the outstanding shares on such date, or (iii) an amount determined by the Board of Directors.

Participation.    To participate in the ESPP, an eligible employee authorizes payroll deductions in an amount not less than 1% nor greater than 15% of his or her eligible earnings for each full payroll period in the offering period. To ensure that IRS share limitations are not exceeded, contributions from an individual participant in excess of $25,000 per calendar year will not be accepted.

Individual accounts shall be maintained for each participant in the ESPP and statements of accounts shall be given to each participant, at least annually, setting forth the amounts of payroll deductions, the Purchase Price(s), number of shares purchased, and remaining cash balance, if any.

Purchases.    Eligible employees enroll in a three-month offering period during the enrollment period prior to the start of that offering period. A new offering period begins approximately every May 1, August 1, November 1, and February 1. At the end of each offering period, a participant’s accumulated deductions during such offering period are used to purchase shares of the Company’s common stock. Shares are purchased at a price equal to 85% of the lower of the fair market value of the Company’s common stock on the first day or the last day of an offering period.

On July 22, 2013, the closing market price per share of our common stock was $4.21 as reported by the NASDAQ Small-Cap Market on which the Company’s stock is listed.

Termination of Employment.    Termination of a participant’s employment for any reason immediately terminates his/her participation in the ESPP and all payroll deductions credited to such participant’s account, but not yet used to purchase shares under the ESPP, will be returned to such employee, designated beneficiary, or executor or administrator of the participant’s estate, as applicable and the case may be, without interest.

Adjustments upon Change in Capitalization.    Subject to any required action by the stockholders of the Company, (i) the maximum number of shares of common stock for sale under the ESPP, (ii) the number of shares that may be added annually to the shares reserved under the ESPP, and (iii) the price per share and the number of shares of common stock covered by each option under the ESPP which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other change in the number of shares of common stock effected without the Company’s receipt of consideration.

Amendment or Termination.    Unless shareholder approval is required under Section 423 of the Code, any national securities exchange or system on which the Common Stock is then listed or reported, the Board of Directors may, at any time and for any reason, amend or terminate the ESPP.

Without stockholder consent, the Board of Directors may change the offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, and establish other limitations or procedures consistent with the ESPP. Further, in the event the Board of Directors determines that ongoing operation of the ESPP may result in unfavorable financial accounting consequences, it may, to the extent necessary or desirable, and without stockholder approval or consent from participants, modify or amend the ESPP to reduce or eliminate such accounting consequence.

The Board of Directors may terminate the ESPP at any time, and the ESPP automatically terminates when all shares available for purchase under the ESPP have been issued. If not terminated earlier, the ESPP shall terminate on October 31, 2023.

U.S. Federal Income Tax Consequences.    The ESPP, and the rights of participant employees to make purchases thereunder, qualify for treatment under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of.

Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:

(i)	the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price; or

(ii)	an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.

Any additional gain should be treated as long-term capital gain.

If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.

The foregoing tax discussion provides only a general description of certain expected federal income tax results under current law. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax advice or guidance to a participant of the ESPP, as the consequences may vary depending upon specific circumstances. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the ESPP.

Approval Required

Adoption of the ESPP requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote on the matter. Abstentions will have the same effect as negative votes. Broker non-votes while considered present at a meeting and included in the determination of whether a quorum exists, are not entitled to vote. Thus, Broker Non-Votes will have no effect.

The Board of Directors unanimously recommends that you vote “for” the approval of the 2013 Employee Stock Purchase Plan providing for the purchase of up to 500,000 shares of our Common Stock.

4.    PROPOSAL TO APPROVE THE 2013 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

General

On July 11, 2013, our Board of Directors unanimously approved the adoption of the 2013 Non-Employee Director Restricted Stock Plan (the “Director Plan”). The adoption of the Director Plan by our Board of Directors is subject to the approval of our stockholders. In this proposal, we are asking our stockholders to approve the Director Plan at the Annual Meeting.

The Director Plan will be administered by the Compensation Committee and the amount of restricted stock to be granted under the plan is determined by the Compensation Committee. Unlike cash fees, which are taxable when received, the restricted stock, which is subject to a substantial risk of forfeiture, is not taxable to the recipients until the awarded shares become vested. The awarded restricted stock generally will become vested on the six-month anniversary of the date granted. The Board of Directors and the Compensation Committee believe that the Director Plan is a key part of the Company’s director compensation program.

Shares to be Available

The number of shares of Common Stock to be reserved and available for awards under the Director Plan will be 50,000 shares. If any awarded shares are canceled, terminated or are forfeited, those shares shall again be available under the Director Plan.

Approval Required

Adoption of the Director Plan requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote on the matter. Abstentions will have the same effect as negative votes. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not entitled to vote. Thus, Broker Non-Votes will have no effect.

The effectiveness of the Director Plan is conditioned upon stockholder approval of the Director Plan, and no shares shall be issued hereunder prior to the date on which the Company’s stockholders approve the Board’s adoption.

Description of the Director Plan

The following is a general description of the material features of the Director Plan. This description is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached as Appendix B. To the extent that there is a conflict between this summary and the actual terms of the Director Plan, the terms of the Director Plan will govern. Unless defined herein, or the context otherwise clearly requires, capitalized terms used herein shall have the meaning as defined in the Director Plan.

Purpose.    The purpose of the Director Plan is to promote the success and interest of the Company and to enhance the stock ownership of the Directors of the Company by providing a method whereby Non-Employee Directors receive a portion of their annual compensation in restricted shares of the common stock of the Company. The Director Plan provides for payment of a portion of the Non-Employee Directors’ annual compensation in shares of restricted Common Stock.

Eligibility.    Under the Director Plan, only Non-Employee Directors (individuals who are members of the Board, but who are not employees of the Company or any of its subsidiaries) are eligible to receive an award of restricted shares of Common Stock (“Award”). A director who is an employee of the Company or any subsidiary of the Company who retires or resigns from employment, but remains a director of the Company, will become eligible to participate in the Director Plan at the time of such termination of employment.

Administration.    The Compensation Committee shall be responsible for administering, and shall have all of the powers necessary to administer, the Director Plan. The Compensation Committee shall have the power to determine the terms and provisions of the Awards and related agreements thereto, and to make all determinations necessary or advisable for the plan’s administration.

The Compensation Committee may also accelerate the vesting of all or any portion of any Award or provide for the lapsing of any conditions or restrictions on any outstanding Award, or portion thereof. The decisions of the Compensation Committee upon all matters within its scope of authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

Term.    Unless sooner terminated in accordance with the provisions of the Director Plan, the term of the Director Plan shall be ten (10) years from the date the stockholders of the Company approve the Director Plan. No grants of Awards under the Director Plan may be made after the termination of the Director Plan.

Adjustments for Merger, Stock Dividends, Splits, etc.    The Compensation Committee shall make appropriate adjustments to the number of shares of Restricted Common Stock that are subject to the Director Plan and to any outstanding award to reflect stock dividends, stock splits, extraordinary cash dividends, issuances of stock rights, and similar events.

As of July 22, 2013, the record date, the closing price of the Common Stock of the Company on the Nasdaq Small-Cap Market, on which the Company’s stock is listed, was $4.21 per share.

Restricted Stock Awards.    Pursuant to the Director Plan, Non-Employee Directors may be paid a portion of the annual compensation in shares of restricted Common Stock. The total amount of and terms of all Awards shall be determined by the Compensation Committee.

Except as otherwise provided in the Director Plan, stock awarded under the Director Plan will not vest until the six-month anniversary of the date of the Award. A Participant may not sell, transfer or otherwise dispose of any shares of Restricted Stock until they become vested; however, the Participant will have the right to receive dividends with respect to the shares and to vote the shares prior to vesting.

Compliance with Law and Other Conditions.    The Director Plan shall be administered according to the laws of the State of Delaware to the extent that such laws have not been preempted by any laws of the United States. No Award shall be issued under the Director Plan prior to compliance by the Company, to the satisfaction of its counsel, with all applicable laws. No Awards will be granted pursuant to the Director Plan until it is approved by the Company’s stockholders. In addition, Awards are subject to the discretion of the Compensation Committee, and therefore amounts of stock that may be granted under the Director Plan are not determinable.

Amendment, Modification and Termination of the Director Plan.    The Compensation Committee may amend, alter, or terminate the Director Plan; provided, however, that an amendment to the Director Plan may be conditioned on the approval of the Company’s stockholders if stockholder approval is required.

Federal Income Tax Implications of the Director Plan

An award of restricted stock will not result in taxable income to the participant at the time of grant. Upon the lapse of the restrictions, the participant will recognize ordinary income in the amount of the fair market value of the shares of common stock at the time that the restriction lapses. Alternatively, within 30 days after receipt of the restricted stock, a participant may make an election under Section 83(b) of the Code, which would allow the participant to include in income in the year that the restricted common stock is awarded an amount equal to the fair market value of the restricted stock on the date of such award determined as if the restricted common stock were not subject to restrictions.

The Company will generally be entitled to a tax deduction equal to the amount recognized as ordinary income in connection with the issuance of restricted stock under the Director Plan. The Company will generally be entitled to its tax deduction at the same time that the ordinary income is recognized by the grantee.

The foregoing provides only a general description of the application of federal income tax laws to awards of Awarded Stock under the Director Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax advice or guidance to grantee in the Director Plan, as the consequences may vary depending upon specific circumstances. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

The Board of Directors unanimously recommends that you vote in favor of the approval of the 2013 Non-Employee Director Restricted Stock Plan.

EXECUTIVE COMPENSATION

On February 5, 2013, the Board of Directors (the “Board”) of SigmaTron International, Inc., adopted the SigmaTron International, Inc. 2013 Employee Bonus Plan (“Employee Plan”) The stated purposes of the Employee Plan is to align stockholder, employee and officer objectives, to motivate employees of the Company and to increase shareholder value. The Employee Plan will be administered and interpreted by the Board. The Employee Plan, as a whole, is also subject to amendment, suspension or termination by the Board.

The Employee Plan:

The Employee Plan applies to all U.S. payroll non-union employees of the Company (“Employee Participants”), all full-time employees of the Company with a corporate position of vice president or higher (“Officers”) and all employees designated by the Company as an executive officer pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“Executive Officers”).

Pursuant to the Employee Plan, a Bonus Pool, calculated as a percentage of Pre-Tax Income (as defined in the Employee Plan) pursuant to the scale set forth in the Employee Plan, was created. The Company’s Chief Executive Officer submitted to the Company’s Compensation Committee a recommendation (i) of target objectives for each Executive Officer and (ii) for a specified percentage or dollar allocation of the Bonus Pool for each Executive Officer and Officer, individually, and all of the Employee Participants, in the aggregate. The Compensation Committee reviewed such submissions for recommendation to the Board. Awards to Executive Officers under the Employee Plan were based, in part, on the Executive Officer achieving the Executive Officer’s specified target objectives and, in any event, was subject to the sole discretion of the Board. Awards to Employee Participants under the Employee Plan was contingent upon the Company being in compliance with all of the Company’s covenants under its primary credit facility (currently with Wells Fargo Bank, N.A.), or having obtained a waiver thereof, at the end of the Company’s 2013 fiscal year.

At the end of fiscal year 2013, the Company awarded bonuses pursuant to the Employee Plan discussed above. Bonuses earned in fiscal year 2013 and paid to Named Executive Officers in fiscal 2014 are listed in the Summary Compensation Table on the following page.

On November 10, 2011, the Board of the Company adopted the SigmaTron International, Inc. 2012 Officer Bonus Plan (the “Officer Plan”). The stated purposes of the Officer Plan is to align stockholder, and officer objectives, to motivate Officers of the Company and to increase shareholder value. The Officer Plan is administered and interpreted by the Board and, as a whole, is also subject to amendment, suspension or termination by the Board.

The Officer Plan:

The Officer Plan applied to all full-time employees of the Company with a corporate position of vice president or higher (“Participants”), and established the terms and conditions upon which the Company intended to pay cash bonuses in the aggregate totaling $170,000 to eligible Participants for the Company’s 2012 fiscal year. Bonuses under the 2012 Officer Plan were to be paid only if (1) the Company’s Pre-Tax Income for the 2012 fiscal year equaled or exceeded $340,000; and (2) the Company was in compliance with all covenants under the Company’s primary credit facility at the end of the 2012 fiscal year or a waiver was obtained; and (3) the Company achieved the Operational objectives approved by the Board of Directors. All conditions were satisfied and the $170,000 Bonus Pool was distributed among the eligible Participants by the Compensation Committee, which first reviewed a proposal submitted to it by the Chief Executive Officer, who was responsible for making a Bonus Pool allocation recommendation to the Board.

At the end of fiscal year 2012, the Company awarded bonuses pursuant to the Officer Plan discussed above. Bonuses earned in fiscal year 2012 and paid to Named Executive Officers in fiscal 2013 are listed in the Summary Compensation Table below.

SUMMARY COMPENSATION TABLE

The individuals listed in the following table are referred to as our “Named Executive Officers” throughout this proxy statement. The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2013 and 2012 to the Company’s Named Executive Officers:

		Annual Compensation				Option Awards ($)		All Other Compensation ($)		Total Compensation ($)
Name and Principal Position		Salary ($)		Bonus ($)
Gary R. Fairhead	2013	250,000	(1)	50,000	(2)	33,900	(5)	3,300	(4)	337,200
President and Chief Executive Officer	2012	239,423	(1)	50,000	(3)	0		2,500	(4)	291,923
Rajesh B. Upadhyaya	2013	215,846		40,000	(2)	22,600	(5)	2,940	(4)	281,386
Executive Vice President, West Coast Operations since 2005. Mr. Upadhyaya was the Vice President of the Fremont Operation from 2001 until 2005.	2012	208,404		40,000	(3)	0		2,500	(4)	250,904
Gregory A. Fairhead	2013	201,022		30,000	(2)	22,600	(5)	2,640	(4)	256,232
Executive Vice President and Assistant Secretary. Gregory A. Fairhead has been Executive Vice President since February 2000 and Assistant Secretary since 1994. Mr. Fairhead was Vice President — Acuna Operations for the Company from February 1990 to February 2000. Gregory A. Fairhead is the brother of Gary R. Fairhead	2012	196,542		30,000	(3)	0		2,500	(4)	229,042

(1)	Although Gary R. Fairhead served as a Director in fiscal year 2013 and 2012, he did not receive any compensation for serving in such capacity as it is Company policy to compensate as Directors only non-employee Directors.

(2)	Represents bonus earned in fiscal 2013 and paid in fiscal 2014 pursuant to the 2013 Employee Bonus Plan.

(3)	Represents bonus earned in fiscal 2012 and paid in fiscal 2013 pursuant to the SigmaTron International, Inc. 2012 Officer Bonus Plan.

(4)	Represents match and contributions to the Company’s 401(k) plan made by the Company.

(5)	Represents the aggregate grant date fair market values of stock option awards granted granted on July 19, 2012 computed in accordance with FASB ASC Topic 718. Accordingly, the dollar amounts listed do not necessarily reflect the dollar amount of compensation that may be realized by the Named Executive Officers. For a discussion of valuation assumptions used in calculating the amounts reported for fiscal years 2013 and 2012, see Note O to our Consolidated Financial Statements included in our Annual Reports on Form 10-K for the fiscal years ended April 30, 2013 and 2012, respectively.

Employment Contracts, Termination of Employment and Change of Control Agreements

The Company adopted an Amended and Restated Change-in-Control Severance Payment Plan on May 30, 2002 (the “CIC Plan”), which covers Named Executive Officers and certain other Officers of the Company (each a “CIC Participant”). Under the terms of the CIC Plan, each CIC Participant is entitled to the payment of severance pay in the event such CIC Participant’s employment with the Company is involuntarily terminated within twenty-four months of a change of control of the Company. The amount of severance pay to which a CIC Participant may be entitled under the CIC Plan is a function of the value of the common stock of the Company as of the date on which a change in control of the Company takes place.

In general, for purposes of the CIC Plan, a change of control will be deemed to have occurred when (a) any entity, person or group other than Cyrus Tang or his affiliates, acquires more than thirty percent of the outstanding stock entitled to vote for Directors of the Company, (b) as a result of or in connection with certain corporate transactions identified in the CIC Plan, the identity of a majority of the members of the Board of Directors immediately before such transaction changes immediately after the transaction, (c) the merger, consolidation, or share exchange of the Company, or (d) a sale of all or substantially all of the Company’s assets. In general, a CIC Participant’s employment will be deemed to have been involuntarily terminated under the CIC Plan in the event of such employee’s termination by the Company for a reason other than (w) for cause (as defined in the Plan), (x) death, (y) disability, or (z) that employee’s voluntary retirement or resignation except on account of the reasons set forth in the CIC Plan (which in general would result in a constructive discharge).

The CIC Plan provides for automatic reduction of the amounts to be paid out under the plan in the event such amounts would constitute “parachute payments” under the Internal Revenue Code. Payments under the CIC Plan are also subject to an aggregate cap equal to 15% of the market value of the Company’s outstanding capital stock on such date in the event the employment of one or more of the CIC Participants is terminated voluntarily or involuntarily within seven days after the change-in-control. Disputes concerning the CIC Plan and benefits under the CIC Plan are subject to arbitration.

Potential Severance Payments upon Change-In-Control

The following table describes approximate potential severance payments under the CIC Plan to which the Named Executive Officers would be entitled upon change-in-control of the Company, assuming that the change-in-control of the Company occurred on April 30, 2013, that all participants actually participated in the severance payment, and that our common stock is valued at $4.13, which was the closing market price for our common stock on April 30, 2013. The actual amount of payments can only be determined at the time of a change-in-control and will vary from the estimated amounts in the table below.

	Gary R. Fairhead	Rajesh B. Upadhyaya	Gregory A. Fairhead
Change-In-Control Payment	$261,493	$246,270	$254,454

EQUITY AWARDS GRANTED FISCAL YEAR TABLE

The following table sets forth certain information with respect to each Named Executive Officer of the Company concerning options granted in fiscal year 2013. The Company has not granted any stock appreciation rights.

Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable
Gary R. Fairhead	4,950	10,050	3.60	7/18/22
Rajesh B. Upadhyaya	3,333	6,667	3.60	7/18/22
Gregory A. Fairhead	3,333	6,667	3.60	7/18/22

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR TABLE

The following table sets forth certain information with respect to each Named Executive Officer of the Company concerning any unexercised options held as of the end of such fiscal year. The Company has not granted any stock appreciation rights.

Name	Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable		Unexercisable
Gary R. Fairhead	4,950	(1)	10,050	3.60	9/15/15
	30,000	(2)	—	9.17	7/18/22
Rajesh B. Upadhyaya	3,333	(1)	6,667	3.60	9/15/15
	22,500	(2)	—	9.17	7/18/22
Gregory A. Fairhead	3,333	(1)	6,667	3.60	9/15/15
	27,500	(2)	—	9.17	7/18/22

(1)	Stock options granted on July 19, 2012 and vest over a three year period.

(2)	Stock options granted on September 16, 2005 vested and became 100% exercisable on September 15, 2007.

DEFINED CONTRIBUTION PLAN

The Company has established a tax-qualified defined contribution 401(k) retirement plan for U.S. employees, which includes Officers. The Plan provides for Company matching of employee contributions up to $300 per employee per year and the Company has historically made a plan contribution of 1% of an employee’s compensation.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Total ($)
Barry R. Horek	54,000	54,000
Bruce J. Mantia	57,000	57,000
Paul J. Plante	54,000	54,000
Thomas W. Rieck	60,000	60,000
Dilip S. Vyas	57,000	57,000

It is the Company’s policy to compensate only non-employee Directors.

The Company did not issue stock grants or stock option grants to the Board of Directors during fiscal year 2013. No options were exercised in fiscal year 2013. The following table sets forth the outstanding options held by Directors who served as such during fiscal year 2013.

DIRECTOR OUTSTANDING STOCK OPTIONS

Name	Number of Options Outstanding
Dilip S. Vyas	10,000
Thomas W. Rieck	10,000

5.    ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

(“SAY-ON-PAY PROPOSAL”)

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Securities Exchange Act, the Company is seeking stockholder approval, on an advisory, non-binding basis, for the compensation of the Company’s named Executive Officers (“Say-on-Pay Proposal”). This Say-on-Pay Proposal gives stockholders the opportunity to express their views on the Company’s compensation of its named Executive Officers disclosed in the executive compensation tables and Executive Compensation Section of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named Executive Officers. This is the first time the Company has been required to solicit on this vote. The timing of future votes will be determined by the Board, but will occur no less frequently than every three years.

The Company’s compensation programs for Executive Officers are designed to attract, motivate and retain talented executives who are critical to the success of the Company. The Compensation Committee reviews and recommends to the Board of Directors compensation paid or awarded to the Company’s Executive Officers. The Company is requesting its stockholders to indicate their support for compensation of its named Executive Officers by approving the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. approve the compensation of the Company’s named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, in the executive compensation tables and related narrative discussion set forth in the Company’s 2013 Proxy Statement.”

Assuming that a quorum is present, the non-binding, advisory resolution requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote on the matter.

Because your vote is advisory, it will not be binding upon the Board of Directors and may not be construed as overruling a decision or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Board of Directors values the opinions of the Company’s stockholders and will consider the outcome of the vote when reviewing and recommending future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote “For” the resolution approving the Company’s compensation for its named Executive Officers.

6.    ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY

VOTE ON THE SAY-ON-PAY PROPOSAL

Pursuant to the Dodd-Frank Act and Section 14A of the Securities Exchange Act, the Company is seeking stockholder input, on an advisory, non-binding basis, regarding the frequency of holding stockholder advisory votes on the Say-on-Pay Proposal. In particular, the stockholders are asked to vote on whether a Say-on-Pay Proposal advisory vote should occur every year, every two years, or every three years. This is the first time the Company has been required to solicit this vote, and the Board will seek this vote in future years no less frequently than once every six calendar years.

The Board of Directors believes that an advisory vote every three years on the Say-on-Pay Proposal would be most appropriate for the Company. This would give Company’s stockholders sufficient opportunity to react to emerging trends in executive compensation. In addition, a triennial vote would provide the Compensation Committee and Board of Directors the time to thoughtfully evaluate stockholder reactions and implement any necessary changes to the executive compensation program and compensation decisions. The Company is requesting its stockholders to provide an advisory vote on the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. advise the Company to include a non-binding, advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, every:

•	one year;

•	two years; or

•	three years.”

Assuming that a quorum is present, the non-binding, advisory recommendation of the shareholders for the frequency of holding future advisory votes on executive compensation will be that choice which receives a plurality of the votes cast.

Because your vote is advisory, it will not be binding on the Board of Directors and may not be construed as overruling a decision by or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Compensation Committee and the Board of Directors value stockholder opinions and will consider the voting results when determining the frequency of future advisory votes on executive compensation.

The Board of Directors unanimously recommends that stockholders select “three years” on the proposal recommending the frequency of advisory votes on executive compensation.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed, and discussed the audited financial statements with management, and discussed with the independent public accounting firm (the “Auditors”) the matters to be discussed with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has received disclosures and the letter from the Auditors required by the PCAOB regarding the Auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed the Auditor’s independence with the Auditors. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Committee.

Thomas W. Rieck (Chairman)

Barry R. Horek

Paul J. Plante

CERTAIN TRANSACTIONS

There are no reportable related party transactions.

MISCELLANEOUS

The Company’s 2013 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

Proposals of Stockholders

In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company’s 2014 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 18, 2014, in order for the proposal to be considered for inclusion in the Company’s notice of meeting, proxy statement and proxy relating to the 2014 Annual Meeting.

Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company’s by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company’s consent solicitation or proxy statement released to stockholders in connection with the previous year’s election of Directors or meeting of stockholders; provided that if no Annual Meeting of Stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year’s meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

The Company currently anticipates the 2014 Annual Meeting of Stockholders will be held September 19, 2014.

The by-laws also provide that nominations for Director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the regularly scheduled Annual Meeting of Stockholders, or within 10 days after receipt of notice of an Annual Meeting of Stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

By order of the Board of Directors

Linda K. Frauendorfer

Secretary

Dated: August 15, 2013

Appendix A

SIGMATRON INTERNATIONAL, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2013 Employee Stock Purchase Plan of SigmaTron International, Inc. (the “Company”).

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423.

2. Definitions.

(a) “Administrator” shall mean the Board or any Committee designated by the Board to administer the plan pursuant to Section 14.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change of Control” shall mean the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) The consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(iv) A change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company, as applicable, as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of the Board appointed by the Board in accordance with Section 14 hereof.

(f) “Common Stock” shall mean the common stock of the Company.

(g) “Company” shall mean SigmaTron International, Inc., a Delaware corporation.

(h) “Compensation” shall mean all base straight time gross earnings, commissions overtime and shift premium, but exclusive of payments for incentive compensation, bonuses and other compensation.

(i) “Designated Subsidiary” shall mean any Subsidiary selected by the Administrator as eligible to participate in the Plan.

Appendix A

(j) “Eligible Employee” shall mean any individual who is a common law employee of the Company or any Designated Subsidiary and whose customary employment with the Company or Designated Subsidiary is at least 20 hours per week and more than 5 months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(k) “Exercise Date” shall mean the last Trading Day of each of the Company’s fiscal quarters: which end April, July, October and January.

(1) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation Nasdaq or the New York Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If the Exercise Date falls on a weekend, holiday or other day when no closing sale price has been reported, the Fair Market Value will be the most previously reported closing price;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board; or

(iv) For purposes of the Grant Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock (the “Registration Statement”).

(m) “Grant Date” shall mean the first Trading Day of each of the Company’s fiscal quarters: which commence May, August, November and February.

(n) “Offering Periods” shall mean the periods of approximately 3 months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after November 1, 2013 and terminating on the last Trading Day of January, 2014; provided, however, that the first Offering Period under the Plan shall commence on the later of (i) November 1, 2013 or (ii) the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company’s registration statement on Form S-8 effective, and in either case ending on the last Trading Day of that fiscal quarter. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(o) “Plan” shall mean this Employee Stock Purchase Plan.

(p) “Purchase Period” shall mean the approximately 3 month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Grant Date and end with the next Exercise Date.

(q) “Purchase Price” shall mean the lower of 85% of the Fair Market Value of a share of Common Stock on the Grant Date or the Exercise Date, provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

(r) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

Appendix A

(s) “Trading Day” shall mean a day on which national stock exchanges and Nasdaq are open for trading.

3. Eligibility.

(a) First Offering Period. Any individual who is an Eligible Employee immediately prior to an Offering Period may enroll in any Offering Period as provided in Section 5. Any Eligible Employee who becomes an Eligible Employee after a given Grant Date shall be eligible to participate in the Plan at the beginning of the next Offering Period.

(b) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) or             [25,000] shares of stock, whichever is lower, for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive, three-month Offering Periods with a new Offering Period commencing on the first Trading Day of each of the Company’s fiscal quarters (commencing May 1, August 1, November 1 and February 1), or on such other date as the Board shall determine, and continuing thereafter until the last Trading Day of the Company’s fiscal quarter, unless earlier terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall be as described in Section 2(N).

5. Participation.

(a) First Offering Period. An Eligible Employee shall be entitled to participate in the first Offering Period only if such individual submits a subscription agreement authorizing payroll deductions to this Plan (i) no earlier than the effective date of the Form S-8 registration statement with respect to the issuance of Common Stock under this Plan and (ii) no later than 5 business days (or such other number of days as determined by the Administrator) from the effective date of such S-8 registration statement (the “Enrollment Window”). An Eligible Employee’s failure to submit the subscription agreement during the Enrollment Window shall result in the automatic termination of such individual’s participation in the Offering Period.

(b) Subsequent Offering Periods. An Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions to this Plan with the Company’s payroll office prior to the applicable Grant Date. Once an Eligible Employee becomes a participant in the Plan, the Eligible Employee remains a participant until he or she withdraws from the Plan or his or her employment is terminated.

6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 15% of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period or Purchase Period, as the case may be. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

Appendix A

(b) Payroll deductions for a participant shall commence on the first payday following the Grant Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof; provided, however, that for the first Offering Period, payroll deductions shall commence on the first payday on or following the end of the Enrollment Window.

(c) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld from the participant’s net pay in whole percentages only. A participant may not make any additional payments into such account.

(d) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, but may not increase or decrease the rate of his or her payroll deductions, during the Offering Period by completing or filing with the Company an election of discontinuance for the next subsequent Offering Period.

(e) A participant may increase or decrease the rate of his or her payroll deductions for future Offering Periods, but not during an Offering Period, by filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The change in rate shall be effective with the first full Offering Period following 10 business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

(f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

7. Grant of Option. On the Grant Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; and provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Eligible Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account at the brokerage firm of the Company’s choosing. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Grant Date of the applicable Offering Period, or (ii) the number of shares available for

Appendix A

sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Grant Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Grant Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Grant Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Grant Date.

9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

10. Withdrawal.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods under this Plan which commence after the termination of the Offering Period from which the participant withdraws.

11. Termination of Employment. Termination of a participant’s employment for any reason, including retirement, death or the failure of a participant to remain an Eligible Employee of the Company or of a Designated Subsidiary, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant’s account during the Offering Period but not yet used to purchase shares under the Plan will be returned without interest to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof. For purposes of this Section 11, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Designated Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 400,000 shares plus an annual increase to be added on the first day of the Company’s fiscal year beginning on May 1, 2014, equal to the lesser of (i) 50,000 shares, (ii) two percent of the outstanding shares on such date or (iii) an amount determined by the Administrator.

Appendix A

(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.

(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations shall being such form and manner as the Administrator may designate from time to time.

16. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued, participants shall only have the rights of an unsecured creditor.

18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments Upon Changes in Capitalization. Dissolution, Liquidation, Merger or Change of Control.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), the number of shares that may be added annually to the shares reserved under the Plan (pursuant to

Appendix A

Section 13(a)(i), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least 10 business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Change of Control. In the event of a merger or Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or Change of Control. The Administrator shall notify each participant in writing, at least 10 business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common

Appendix A

Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Term of Plan. The Plan shall become effective upon the approval of the Plan by the Board of Directors. It shall continue in effect until October 31, 2023, unless earlier terminated pursuant to Section 20 hereof, or upon issuance of all of the Common Stock made available for sale under the Plan pursuant to Section 13 have been sold.

Appendix A

EXHIBIT A

SIGMATRON INTERNATIONAL, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Grant Date:

                 Change in Payroll Deduction Rate

                 Change of Beneficiary(ies)

1.                  hereby elects to participate in the SigmaTron International, Inc. 2013 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of     % of my Compensation on each payday (from 0 to     %) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan and will be held without interest. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

5. Shares purchased for me under the Plan should be issued in the name(s) of (Eligible Employee or Eligible Employee and Spouse only).

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Grant Date (the first day of the Offering Period during which I purchased such shares) and one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company or its designated administrator in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal. state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Appendix A

Name and Address of Participant (please print):

Social Security Number:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Signature:

Date:

Appendix A

EXHIBIT B

SIGMATRON INTERNATIONAL, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the SigmaTron International, Inc. Employee Stock Purchase Plan which began on (the “Grant Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant (please print):

Signature:

Date:

Appendix B

SIGMATRON INTERNATIONAL, INC.

2013 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

SECTION 1

PURPOSES OF THE PLAN

The purpose of this 2013 Non-Employee Director Restricted Stock Plan is to promote the success and interests of SigmaTron International, Inc. and enhance the stock ownership of the Directors of the Company by providing a method whereby Non-Employee Directors receive a portion of their annual compensation in restricted shares of the Company’s Common Stock in accordance with this Plan.

SECTION 2

DEFINITIONS AND CONSTRUCTION

2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

(a) “Award” means any Common Stock awarded under the Plan.

(b) “Award Agreement” means the agreement, certificate or other instrument evidencing the grant of any Award under the Plan.

(c) “Awarded Stock” means the Common Stock awarded to a Grantee pursuant to the Plan which is subject to any forfeiture and/or restrictions on transferability in accordance with Section 6 of the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means: (i) a felony conviction of a Grantee or the failure of a Grantee to contest prosecution for a felony; or (ii) a Grantee’s willful misconduct or dishonesty, any of which is determined by the Board to be directly and materially harmful to the business or reputation of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Committee” means the Compensation Committee of the Board.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means SigmaTron International, Inc., a Delaware corporation.

(i) “Director” means a director serving on the Board.

(j) “Disability” means permanent and total disability as determined under procedures established by the Board for purposes of the Plan.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(l) “Fair Market Value” means as of any specified date, the closing price of the Common Stock on NASDAQ (or, if the Common Stock is not then listed on such exchange, such other national securities exchange or other market on which the Common Stock is then listed or admitted to trading, as the case may be) on that

Appendix B

date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are reported.

(m) “Grant Date” means the date on which the Committee granted an Award to a Grantee.

(n) “Grantee” means a Non-Employee Director who has been granted an Award, or the personal representative, heir or legatee of the Grantee who has rights to Awarded Stock.

(o) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary of the Corporation.

(p) “Plan” means this 2013 Non-Employee Director Restricted Stock Plan, as the same may be amended from time to time.

(q) “Restriction Period” means the period during which shares of Awarded Stock are subject to forfeiture or restrictions on transfer (if applicable) as described in Section 6 of the Plan and any applicable Award Agreement.

(r) “Retirement” means a Non-Employee Director’s voluntary retirement from the Board.

(s) “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor thereto.

2.2 Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 3

SHARES SUBJECT TO THE PLAN

3.1 Shares Available. The Common Stock to be offered under the Plan may be authorized, but unissued Common Stock or Common Stock held in treasury. The aggregate number of shares of Common Stock subject to Awards under the Plan shall not exceed 50,000 shares, subject to the adjustments provided in Section 7.

3.2 Canceled, Terminated or Forfeited Awards. Any shares of Common Stock subject to any portion of an Award which, in any such case and for any reason, expires, or is canceled, terminated or otherwise forfeited, without the recipient having received any benefits of ownership (as such phrase is construed by the Securities and Exchange Commission or its staff), shall again be available for distribution in connection with Awards under the Plan.

SECTION 4

ADMINISTRATION

4.1 General. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have all of the powers to construe and interpret the Plan and to determine all questions that shall arise thereunder. Without limiting the foregoing, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the Awards and Agreements (which shall comply with and be subject to the terms and conditions of the Plan) and to

Appendix B

make all other determinations necessary or advisable for the administration of the Plan. Except to the extent otherwise provided by law, the Committee’s determination of the matters referred to in this Section 4.1 shall be conclusive, final and binding on the Company and the Grantees, their heirs and/or beneficiaries.

4.2 Section 16 Compliance. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

SECTION 5

ELIGIBILITY AND PARTICIPATION

Participation in the Plan shall be limited to Non-Employee Directors. A director who is an employee of the Company and who retires or resigned from employment with the Company and/or any of its subsidiaries, but remains a director of the Company, shall become eligible to participate in the Plan at the time of such termination of employment. Subject to the terms of the Plan, the Committee shall determine the amount of, and terms of, all Awards to eligible Non-Employee Directors.

SECTION 6

AWARD TERMS

6.1 Awards and Certificates.

(a) Awarded Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of any Award shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE 2013 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN OF SIGMATRON INTERNATIONAL, INC. AND AN AWARD AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE OFFICES OF SIGMATRON INTERNATIONAL, INC.”

(b) The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c) Upon the end of the Restriction Period and provided that the Awarded Stock has not been forfeited, the Company shall, upon the Grantee’s request or upon its own initiative, issue or have issued new certificates without the legend described in Section 6.1(a), in exchange for those certificates previously issued.

6.2 Terms and Conditions. Awarded Stock shall be subject to the following terms and conditions:

(a) Vesting. All Awarded Stock shall be vested on the six-month anniversary of the Grant Date.

Appendix B

(b) Restrictions on Transfer. Subject to the provisions of the Plan and the Award Agreement referred to in Section 6.2(g), and until the expiration of the six-month anniversary of the Grant Date (“Restriction Period”), the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Awarded Stock; however, the Grantee shall have the right to receive dividends with respect to the Awarded Stock and to vote the shares of the Awarded Stock prior to the expiration of the Restriction Period.

(c) Rights with Respect to Awarded Stock. Except as provided in Sections 6.2(b) and this 6.2(c) and the Award Agreement, the Grantee shall have, with respect to the Awarded Stock, all of the rights of a holder of Common Stock including the right to vote the Awarded Stock and, if granted by the Board, the right to receive any cash dividends.

(d) Forfeiture of Unvested Awarded Stock. Except to the extent otherwise provided in the applicable Award Agreement and Sections 6.2(a) and 6.2(f), if a Grantee ceases to be a Non-Employee Director of the Company for any reason other than death, Disability or Retirement, or Cause, all unvested Awarded Stock shall be forfeited as of the date the Grantee ceases to be a Non-Employee Director.

(e) If a Grantee ceases to be a Director of the Company because of removal for Cause, all unvested Awarded Stock shall be forfeited as of the date the Grantee ceases to be a Director.

(f) In the event of a Grantee’s death, Disability or Retirement while a Director of the Company, all unvested Awarded Stock shall become fully vested and all restrictions (other than restrictions on transferability in the absence of registration of the Awarded Stock under the Securities Act or the availability of an exemption therefrom), shall end as of the date of such death, Disability or Retirement.

(g) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

(h) The Committee may at any time accelerate the vesting of all or any portion of any Award or provide for the lapsing of any conditions or restrictions on any outstanding Award, or portion thereof.

SECTION 7

ADJUSTMENTS UPON CHANGE IN CAPITALIZATION

Notwithstanding the limitations set forth in Section 3, in the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures or other change in corporate structure of the Company affecting the Common Stock, the Committee shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number of shares subject to outstanding Awards, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 8

TERMINATION AND AMENDMENT

The Committee shall have the right and power at any time and from time to time to amend or alter the Plan, in whole or in part, and at any time to terminate the Plan, provided however, that an amendment to the Plan may be conditioned upon the approval of the stockholders of the Company if and to the extent the Committee determines that stockholder approval is necessary, appropriate, or required by law or agreement. Notwithstanding the foregoing, any termination, amendment, or modification of the Plan shall not, in any material way, adversely affect any Awarded Stock previously granted under the Plan without the written consent of the affected Grantee.

Appendix B

SECTION 9

NO WITHHOLDING

Each Grantee shall be responsible for the payment of any taxes required by law to be paid in respect of Awards under the Plan and the Company shall make no withholding with respect to any Award.

SECTION 10

NO RIGHT TO RE-ELECTION

Nothing in the Plan or in any Award granted pursuant to the Plan or any action taken under the Plan shall confer on any individual any right to continue as a Non-Employee Director or director of the Company or to be re-nominated by the Board or re-elected by the stockholders of the Company.

SECTION 11

TERM OF THE PLAN

The Plan shall become effective only upon approval by the stockholders of the Company and, unless earlier terminated in accordance with the provisions of the Plan, shall remain in effect for a term of ten (10) years from the date of such stockholder approval.

SECTION 12

GOVERNING LAW

To the extent that state laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the laws of the State of Delaware without regard to its conflict of laws rules.

ANNUAL MEETING OF STOCKHOLDERS OF

SIGMATRON INTERNATIONAL, INC.

September 20, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.sigmatronintl.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

■	20233330403000000000 1			092013

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2, 3, 4, 5 AND 7, AND FOR “THREE YEARS” FOR PROPOSAL 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1. Election of Two Class II Directors:				2. PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2014.		☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Paul J. Plante O Barry R. Horek

3.   PROPOSAL TO APPROVE THE 2013 EMPLOYEE STOCK PURCHASE PLAN.

4.   PROPOSAL TO APPROVE THE 2013 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.

5.   PROPOSAL TO PROVIDE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. (advisory only)

						☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐

					1 Year	2 Years	3 Years	ABSTAIN
				6. RECOMMENDATION REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION. (advisory only)	☐	☐	☐	☐
						FOR	AGAINST	ABSTAIN
				7. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (which the Board of Directors does not know of prior to August 15, 2013)		☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS REGISTERED PUBLIC ACCOUNTANTS, FOR PROPOSALS 3-5, FOR THREE YEARS FOR PROPOSAL 6, AND WILL CONFER THE AUTHORITY IN PARAGRAPH 7.
Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated August 15, 2013 as well as a copy of the 2013 Annual Report to Stockholders.
PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■

Note:      Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

■

SIGMATRON INTERNATIONAL, INC. 2201 LANDMEIER ROAD ELK GROVE VILLAGE, IL 60007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Fairhead, Linda K. Frauendorfer and Henry J. Underwood, and each of them, with full power of substitution, as attorneys and proxies to represent the undersigned at the 2013 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the “Company”) to be held at the Company’s offices at 2201 Landmeier Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 20, 2013 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.

(Continued and to be signed on the reverse side)

■	14475	■